Exhibit 10.8

                             SUBSCRIPTION AGREEMENT


AmeriVest Properties Inc.
1800 Glenarm Place, Suite 500
Denver, CO 80202

Gentlemen and Ladies:

     The undersigned desires to invest in AmeriVest Properties Inc. (the "Company") on the terms and conditions described in this subscription agreement (the "Subscription Agreement") and the Company's Prospectus dated June __, 2000, which updated the Prospectus dated March __, 2000. The undersigned acknowledges that the undersigned has received, read and understands the Prospectus.

1. Subscription

     The undersigned hereby offers to purchase $_________ of Units offered by the Company pursuant to the Prospectus. A check in that amount payable to "AmeriVest Properties Inc." is enclosed.

2. Miscellaneous

     (a) This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

     (b) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Act, without reference to principles of conflicts of law.

     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned's subscription to the purchase of the Units being offered by the Company as described in the Prospectus and this Subscription Agreement. The undersigned does further acknowledge the undersigned's understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.

Please complete the following:

Date:
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Exact Name in Which Title is to be Held

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Signature                                            Signature of Co-Owner

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Print Name                                           Print Name of Co-Owner

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Social Security Number                               Social Security Number
or Taxpayer I.D. Number                              or Taxpayer I.D. Number

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Address

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City, State, Postal or Zip Code, Country




     * If the Common Stock is to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Common Stock is to be held:

         _____    Tenants in Common         _____    Joint Tenants


     This subscription is accepted by AmeriVest Properties Inc. on this _____ day of __________, 2000.


                                        AMERIVEST PROPERTIES INC.


                                        By:
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                                                        Signature


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                                                  Printed Name and Title


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